UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 21, 2004


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                    0-26006                  95-4181026
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)





                3151 EAST WASHINGTON BOULEVARD
                    LOS ANGELES, CALIFORNIA                       90023
           (Address of Principal Executive Offices)             (Zip Code)




                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01 - NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING.

         On October 21, 2004, we received a letter from The Nasdaq Stock Market, Inc. ("NASDAQ") notifying us that as a result of the previously reported resignation of Larry Russ as a director of Tarrant Apparel Group, only four of our eight current directors qualify as "independent" directors as defined in Marketplace Rule 4200. As a result, the Company is not in compliance with Marketplace Rule 4450 (the "RULE"), which requires as a condition to continued inclusion on Nasdaq that a majority of our directors be independent. In accordance with Marketplace Rule 4350(c)(1), we have until the earlier of our next shareholder meeting or October 15, 2005 to regain compliance with the Rule. To regain compliance, a majority of our directors must meet the independent director requirements. We are actively seeking a new independent director to replace Mr. Russ on our Board of Directors.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TARRANT APPAREL GROUP

Date:  October 25, 2004               By: /s/ Corazon Reyes
                                          --------------------------------------
                                          Corazon Reyes, Chief Financial Officer


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